SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





        Date of Report (date of earliest event reported): August 16, 1996




                          RENEGADE VENTURE CORPORATION
             (Exact Name of Registrant as specified in its Charter)


                                    Colorado
                 (State or other jurisdiction of incorporation)


                33-30476-D                             84-1108499
         (Commission File Number)             (IRS Employer Ident. Number)



              90 Madison Street, Suite 707, Denver, Colorado 80206
            (Address of Principal Executive Offices, incl. Zip Code)



         Registrant's telephone number, incl. area code: (303) 355-3000



          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On August 16, 1996, RENEGADE VENTURE CORPORATION, a Colorado corporation ("Company"), filed an amendment to its articles of incorporation which effected the following changes to Article IV of the Company's articles of incorporation:

(i) a 1-for-100 reverse split of the common stock and increased the number of authorized common shares following the reverse split to 50,000,000 shares;

(ii) eliminated the $.0001 par value per share of the authorized common shares resulting after the reverse split, changing them into common shares without par value; and

(iii)eliminated the $.10 per share par value of the authorized preferred shares, changing them into preferred shares without par value.

         As a result of the reverse split, the 32,000,000 common shares of the Company, $.0001 par value, issued and outstanding prior to the reverse split were changed on August 16, 1996 into 320,000 common shares without par value. No preferred shares are issued or outstanding. Following the reverse split and amendment of the articles of incorporation, the Company's articles of incorporation authorize the issuance of 50,000,000 shares of common stock without par value and 15,000,000 preferred shares without par value. Such amendments were approved at a special meeting of the shareholders held on July 22, 1996.

         The reverse split does not require a mandatory exchange of certificates, and certificates evidencing the post-reverse split shares will be issued as old certificates evidencing pre-reverse split shares are presented for transfer. The post-reverse split will have the same character and be subject to the same restrictions (if any) as the pre-reverse split shares. fractional common shares should be issuable as a result of the forward split, but any fractional shares resulting from the reverse split will be rounded up to whole shares, thus no fractional common shares will be issuable as a result of the reverse split.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements. Not required.

(b)  Pro Forma Financial Information. Not required.

(c) Exhibits. The following exhibits are filed as exhibits to this report on Form 8-K. References in the list of exhibits to the "Company" refer to Renegade Venture Corporation, a Colorado corporation.

3.5 Certificate of Amendment to Articles of Incorporation of the Company, as filed with the Secretary of State of the State of Colorado on August 16, 1996.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: August 16, 1996                RENEGADE VENTURE CORPORATION



                                      By  /s/ John D. Brasher Jr.
                                         -----------------------
                                         John D. Brasher Jr., Secretary

                          RENEGADE VENTURE CORPORATION
             (Exact name of registrant as specified in its charter)










                                  EXHIBIT INDEX
                                       to
                                    FORM 8-K
                              Dated August 16, 1996









         The following exhibits are filed as exhibits to this report on Form 8-K. References in the list of exhibits to the "Company" refer to Renegade Venture Corporation, a Colorado corporation.


3.5  Certificate of Amendment to Articles of  Incorporation
     of Renegade Venture Corporation,  as filed with the
     Secretary of State of the State of Colorado on
     August 16, 1996  .......................................................1



     1 Filed herewith and included as part of this report on Form 8-K.

                            CERTIFICATE OF AMENDMENT
                                       to
                            ARTICLES OF INCORPORATION
                                       of
                          RENEGADE VENTURE CORPORATION
                            (A Colorado Corporation)


     RENEGADE VENTURE CORPORATION, a corporation organized and existing under and by virtue of the Colorado Business Corporation Act, DOES HEREBY CERTIFY
THAT:


A.   The name of this corporation is RENEGADE VENTURE CORPORATION.


B. The Board of Directors of the corporation, by the unanimous written consent of its members, filed with the minutes of the Board, duly adopted resolutions setting forth proposed amendments to the Articles of Incorporation of the corporation, consisting of (i) effecting a 1-for-100 reverse split of the common stock and increasing the number of authorized common shares following such reverse split to 50,000,000 shares, (ii) eliminating the $.0001 par value per share of the authorized common shares resulting after the reverse split, changing them into common shares without par value, and (iii) eliminating the $.10 per share par value of the authorized preferred shares, changing them into preferred shares without par value, declaring such amendments to be advisable and directing that the proposal be placed before the shareholders of the corporation for consideration thereof. The amendments to the Articles of Incorporation are set forth below, consisting of amendment of Article IV:


                                   "ARTICLE IV
                                     Capital

     The aggregate number of shares which the Corporation shall have authority to issue is SIXTY-FIVE MILLION (65,000,000) shares of capital stock without par value, divided into FIFTY MILLION (50,000,000) common shares ("Common") and FIFTEEN MILLION (15,000,000) preferred shares ("Preferred").

     Each share of stock, when issued, shall be fully paid for and thereafter nonassessable. The shares of the Corporation may be issued for consideration as may be fixed from time to time by the Board of Directors of the Corporation, which consideration may consist of money or property (including shares of securities of any other corporation) or services already performed on behalf of the Corporation. The judgment of the Board of Directors as to the value of any property or services received shall, in the absence of fraud or bad faith, be conclusive upon all persons.

     The Board of Directors of this Corporation shall have the authority to divide the preferred shares into series and, within the limitations provided by
Section 7-106-102 of the Colorado Business Corporation Act, or any similar provision as may later be adopted, to fix by resolution the voting powers, designation, preferences, and relative participating, optional, or other special rights, and the qualifications, limitations, or restrictions of the shares of any series so established.

     The Corporation shall have the right to impose restrictions upon the transfer of all, or any part of, its shares and may become party to agreements entered into by any of its shareholders restricting transfer or encumbrance of any its shares, or subjecting any of its shares to repurchase or resale obligations."


                              END OF AMENDMENT TEXT

C. This amendment was duly adopted by the shareholders on July 22, 1996 in accordance with the provisions of Section 7-110-103 of the Colorado Business Corporation Act, and the number of votes cast by each voting group entitled to vote separately on the amendment was sufficient for approval by that group.

D. This amendment does not provide for an exchange, reclassification or cancellation of issued shares.

     IN  WITNESS  WHEREOF,   Renegade   Venture   Corporation  has  caused  this
Certificate of Amendment to be signed by its President and attested by its Assistant Secretary on August 2, 1996.

                                      RENEGADE VENTURE CORPORATION


                                      By /s/ Randy J. Sasaki
                                         ----------------------
                                         Randy J. Sasaki, President
 ATTEST:



By /s/ Mark T. Cooper
   ---------------------
   Mark T. Cooper,
   Assistant Secretary





       (SEAL)

                                 ACKNOWLEDGMENTS

STATE OF COLORADO                          )
                                           ) ss.
COUNTY OF DENVER                           )

     I HEREBY CERTIFY that before me, a Notary Public duly commissioned and qualified in and for the above jurisdiction, personally came and appeared RANDY
J. SASAKI, the President of RENEGADE VENTURE CORPORATION, who after being duly sworn declared that he executed the foregoing Certificate of Amendment as his free act and deed and that the statements therein set forth are true and correct.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal on August 2, 1996.


 /s/ John D. Brasher, Jr.                             Notary Commission Expires:
 -------------------                                 --------------------------
     Notary Public                                         April 30, 2002



(SEAL)



STATE OF COLORADO                          )
                                           ) ss.
COUNTY OF DENVER                           )

     I HEREBY CERTIFY that before me, a Notary Public duly commissioned and qualified in and for the above jurisdiction, personally came and appeared MARK
T. COOPER, the Assistant Secretary of RENEGADE VENTURE CORPORATION, who after being duly sworn declared that she executed the foregoing Certificate of Amendment as his free act and deed and that the statements therein set forth are true and correct.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal on August 2, 1996.

 /s/ John D. Brasher, Jr.                             Notary Commission Expires:
 -------------------                                 --------------------------
     Notary Public                                         April 30, 2002



(SEAL)